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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of HEI, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-3.


                                       /s/ KPMG LLP
                                       Minneapolis, Minnesota
                                       September 28, 2001